                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________


                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ____________________

                                ARIS CORPORATION
             (Exact name of registrant as specified in its charter)


    WASHINGTON                                          91-1497147
(State of incorporation or                  (I.R.S. Employer Identification No.)
 organization)


6720 FORT DENT WAY, SUITE 250, SEATTLE, WASHINGTON             98188-2555
   (Address of principal executive offices)                     (Zip Code)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


       TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

-----------------------------------     --------------------------------------

-----------------------------------     --------------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        COMMON STOCK, WITHOUT PAR VALUE
                                (Title of Class)

                               Page 1 of 3 pages
                            Exhibit Index on Page 3
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     ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
              -------------------------------------------------------

     The Registrant's Registration Statement on Form S-1, No. 333-25409, in the form in which it was filed on April 18, 1997, as amended by Amendment No. 1 thereto as filed on May 29, 1997 ("Amendment No. 1") and as it may be further amended from time to time is referred to herein as the "Form S-1." The description of the Registrant's capital stock required by this Item is incorporated by reference to the "Description of Capital Stock" commencing on page 46 of Amendment No. 1 pursuant to Rule 12b-23 under the Securities Exchange Act of 1934, as amended.

     ITEM 2.  EXHIBITS
              --------

     The following Exhibits are filed as part of this Registration Statement:

     1. Amended and Restated Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 of Amendment No. 1.)

     2. Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 of Amendment No. 1.)

     3.  Form of Common Stock Certificate. (Incorporated by reference to Exhibit
4.3 of Amendment No. 1.)

     4.  Pages 46 through 48 of Amendment No. 1.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              ARIS CORPORATION



DATE: June 3, 1997            By:   /s/ Paul Y. Song
                                 -------------------------
                              Paul Y. Song
                              President and Chief Executive Officer


                               Page 2 of 3 pages
                            Exhibit Index on Page 3
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                                 EXHIBIT INDEX


 EXHIBIT                                                          SEQUENTIAL
 NUMBER       DESCRIPTION                                         PAGE NUMBER
 ------       -----------                                         -----------
   1          Amended and Restated Articles of Incorporation
              of the Registrant. (Incorporated by reference
              to Exhibit 3.1 of Amendment No. 1.)

   2          Amended and Restated Bylaws of the Registrant.
              (Incorporated by reference to Exhibit 3.2 of Amendment No. 1.)

   3 Form of Common Stock Certificate. (Incorporated by reference to Exhibit 4.3 of Amendment No. 1.)

   4          Pages 46 through 48 of Amendment No. 1.             Filed herewith


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                               Page 3 of 3 pages
                            Exhibit Index on Page 3